Exhibit 10.15

AMENDMENT NO. 1 dated as of November 30, 2010 (this “Amendment”) to the Intercreditor Agreement dated as of October 11, 2007 (as amended, supplemented, restated or otherwise modified from time the “Intercreditor Agreement”) between BANK OF AMERICA, N.A. (“Bank of America”) in its capacities as administrative agent for the U.S. Lenders and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) under the ABL Credit Agreement (such financial institutions, together with their successors, assigns and transferees, the “ABL Lenders”) and BANK OF AMERICA, N.A. in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”) for the financial institutions party from time to time to the Term Credit Agreement (such financial institutions, together with their successors, assigns and transferees, the “Term Lenders”). Capitalized terms used herein but not defined shall have their meaning assigned in the Intercreditor Agreement.

Amendments to the Intercreditor Agreement. The Intrecreditor Agreement is, effective as of the Restatement Effective Date (as defined in the Term Credit Agreement), hereby amended by amending and restating the following definition in its entirety as follows:

“Term Priority Obligations” shall mean all Term Obligations less any obligations to pay principal with respect to loans in excess of $1,608,300,000; provided that no amount shall cease to be Term Priority Obligations solely as a result of currency fluctuations following the date of any borrowing of such amount.

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Term Agent, for and on behalf of itself and the Term Lenders, have caused this Amendment to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as the ABL Agent

By:

	Name:	Christopher Godfrey
	Title:	Senior Vice President

BANK OF AMERICA, N.A., in its capacity as the Term Agent

By:
Name:
Title:

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Term Agent, for and on behalf of itself and the Term Lenders, have caused this Amendment to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as the ABL Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., in its capacity as the Term Agent

By:

	Name:	Lillana Claar
	Title:	Vice President

ACKNOWLEDGMENT

Each Borrower and each Grantor hereby acknowledges that it has received a copy of this Amendment and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Term Agent, and the Term Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Amendment. Each Borrower and each Grantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, and Grantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrowers and Grantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

UNIVAR INC., as an ABL Borrower and Term Borrower

By:

	Name:	Douglas R. Drew
Title:

UNIVAR CANADA LTD., as an ABL Borrower

By:

	Name:	Douglas R. Drew
Title:

ULIXES ACQUISITION, B.V., as Parent

By:
Name:
Title:

ULIXES LIMITED, as Term Borrower

By:
Name:
Title:

CHEMPOINT.COM INC.

By:

	Name:	Douglas R. Drew
Title:

ACKNOWLEDGMENT

Each Borrower and each Grantor hereby acknowledges that it has received a copy of this Amendment and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Term Agent, and the Term Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Amendment. Each Borrower and each Grantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, and Grantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrowers and Grantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

UNIVAR INC., as an ABL Borrower and Term Borrower

By:
Name:
Title:

UNIVAR CANADA LTD., as an ABL Borrower

By:
Name:
Title:

ULIXES ACQUISITION, B.V., as Parent

By:

	Name:	HENDRIK W. SCHOP
	Title:	DIRECTOR

ULIXES LIMITED, as Term Borrower

By:
Name:
Title:

CHEMPOINT.COM INC.

By:
Name:
Title:

ACKNOWLEDGMENT

Each Borrower and each Grantor hereby acknowledges that it has received a copy of this Amendment and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Term Agent, and the Term Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Amendment. Each Borrower and each Grantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, and Grantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrowers and Grantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

UNIVAR INC., as an ABL Borrower and Term
Borrower

By:

Name:
Title:

UNIVAR CANADA LTD., as an ABL Borrower

By:

Name:
Title:

ULIXES ACQUISITION, B.V., as Parent

By:

Name:
Title:

ULIXES LIMITED, as Term Borrower

By:

Name:	Peter Heinz
Title:

CHEMPOINT.COM INC.

By:

Name:
Title:

UNIVAR USA INC.

By:

	Name:	Douglas R. Drew
Title:

UNIVAR HOLDCO CANADA III LLC

By:

	Name:	Douglas R. Drew
Title:

UNIVAR HOLDCO CANADA LLC

By:

	Name:	Douglas R. Drew
Title: